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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)
                               February 11, 1998


                    CENTRAL FINANCIAL ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)




          Delaware                              95-4574983
  (State or other jurisdiction of            (I.R.S. employer
    incorporation or organization)         identification number)


                        Commission file number: 001-11815


                            5480 East Ferguson Drive
                           Commerce, California 90022
              (Address of principal executive offices and zip code)


         Registrant's telephone number, including area code:
                                  213) 720-8600


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 1.           Changes in Control of Registrant

                  Not Applicable

Item 2.           Acquisition or Disposition of Assets

                  Not Applicable

Item 3            Bankruptcy or Receivership

                  Not Applicable

Item 4.           Changes in Registrant's Certifying Accountant

                  Not Applicable


Item 5.           Other Events

                  On February 11, 1998, Central Financial Acceptance Corporation ("CFAC") and Mission Savings and Loan Association, a Federal Association ("Mission") entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement"). The Reorganization Agreement provides for, among other things, the merger ("Merger") of a subsidiary interim federal savings bank to be organized by CFAC with and into Mission. Mission will thereafter be a subsidiary of CFAC. The Merger is subject to, among other customary conditions, (i) receipt of regulatory approval (which shall not contain conditions, restrictions or requirements that CFAC concludes would have a material adverse effect on the financial condition, results of operations, business or prospects of CFAC, Mission, any of CFAC's subsidiaries or any affiliates of CFAC and shall not otherwise be materially burdensome to CFAC, Mission, any of CFAC's subsidiaries or any affiliates of CFAC or business plans or proposed business plans of any such entities), (ii) receipt of all necessary third party consents and (iii) approval by the shareholders of Mission. The Reorganization Agreement is attached hereto as Exhibit 2.1.

Item 6.           Resignations of Registrant's Directors

                  Not Applicable

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Financial Statements

                           Not Applicable

                  (b)      Pro Forma Financial Information

                           Not Applicable

                  (c)      Exhibits

                           2.1               Agreement and Plan of
                                             Reorganization by and between
                                             Central Financial Acceptance
                                             Corporation and Mission Savings
                                             and Loan Association, a Federal
                                             Association, dated as of February
                                             11, 1998.

Item 8.           Change in Fiscal Year

                  Not Applicable

Item 9.           Sales of Equity Securities Pursuant to Regulation S

                  Not Applicable

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Central Financial Acceptance Corporation
                                    (Registrant)



Date:  February 18, 1998            By /s/ Gary Cypres
                                    -------------------------
                                    Gary Cypres
                                    President and
                                    Chief Executive Officer
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                                  Exhibit Index



2.1               Agreement and Plan of Reorganization

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                                   EXHIBIT 2.1

                      AGREEMENT AND PLAN OF REORGANIZATION